                                                                 EXHIBIT (a)(15)

                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION

         VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

         SECOND, the Corporation, after implementation of the Articles described herein, has authority to issue 15,000,000,000 Shares, par value $.001 per share, having an aggregate par value of fifteen million dollars ($15,000,000), and which are designated and classified as follows:

                                                             Number of Shares of Common
Name of Class                                              Stock Classified and Allocated
-------------                                              ------------------------------
Van Kampen Global Equity Allocation Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class I                                       375,000,000 shares

Van Kampen American Value Fund
                  Class A                                       375,000,000 shares
Van Kampen American Value Fund
                  Class B                                       375,000,000 shares
Van Kampen American Value Fund
                  Class C                                       375,000,000 shares
Van Kampen American Value Fund
                  Class I                                       375,000,000 shares

Van Kampen Emerging Markets Income Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class C                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class I                                       375,000,000 shares



Van Kampen Emerging Markets Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class C                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class I                                       375,000,000 shares

Van Kampen Growth and Income Fund II
                  Class A                                       375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class B                                       375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class C                                       375,000,000 shares

Van Kampen Focus Equity Fund
                  Class A                                       375,000,000 shares
Van Kampen Focus Equity Fund
                  Class B                                       375,000,000 shares
Van Kampen Focus Equity Fund
                  Class C                                       375,000,000 shares

Van Kampen Japanese Equity Fund
                  Class A                                       375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class B                                       375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class C                                       375,000,000 shares

Van Kampen Global Value Equity Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class I                                       375,000,000 shares

Van Kampen Emerging Markets Debt Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class C                                       375,000,000 shares




Van Kampen Equity Growth Fund
                  Class A                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class B                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class C                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class I                                       375,000,000 shares

Van Kampen Global Franchise Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class I                                       375,000,000 shares

         THIRD, the Board of Directors of the Corporation at a meeting duly convened on April 30, 2004 has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue to 13,875,000,000 Shares representing the termination of the Van Kampen Focus Equity Fund effective immediately;

         FOURTH, the Corporation, after implementation of the Articles described herein, has authority to issue 13,875,000,000 Shares, par value $.001 per share, having an aggregate par value of thirteen million eight hundred and seventy five thousand dollars ($13,875,000), and which are designated and classified as follows:


                                                             Number of Shares of Common
Name of Class                                              Stock Classified and Allocated
-------------                                              -------------------------------
Van Kampen Global Equity Allocation Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Equity Allocation Fund
                  Class I                                       375,000,000 shares

Van Kampen American Value Fund
                  Class A                                       375,000,000 shares
Van Kampen American Value Fund
                  Class B                                       375,000,000 shares
Van Kampen American Value Fund
                  Class C                                       375,000,000 shares
Van Kampen American Value Fund
                  Class I                                       375,000,000 shares


Van Kampen Emerging Markets Income Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class C                                       375,000,000 shares
Van Kampen Emerging Markets Income Fund
                  Class I                                       375,000,000 shares

Van Kampen Emerging Markets Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class C                                       375,000,000 shares
Van Kampen Emerging Markets Fund
                  Class I                                       375,000,000 shares

Van Kampen Growth and Income Fund II
                  Class A                                       375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class B                                       375,000,000 shares
Van Kampen Growth and Income Fund II
                  Class C                                       375,000,000 shares

Van Kampen Japanese Equity Fund
                  Class A                                       375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class B                                       375,000,000 shares
Van Kampen Japanese Equity Fund
                  Class C                                       375,000,000 shares

Van Kampen Global Value Equity Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Value Equity Fund
                  Class I                                       375,000,000 shares

Van Kampen Emerging Markets Debt Fund
                  Class A                                       375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class B                                       375,000,000 shares
Van Kampen Emerging Markets Debt Fund
                  Class C                                       375,000,000 shares



Van Kampen Equity Growth Fund
                  Class A                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class B                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class C                                       375,000,000 shares
Van Kampen Equity Growth Fund
                  Class I                                       375,000,000 shares

Van Kampen Global Franchise Fund
                  Class A                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class B                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class C                                       375,000,000 shares
Van Kampen Global Franchise Fund
                  Class I                                       375,000,000 shares

         FIFTH, such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         SIXTH, the description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President attested by its Assistant Secretary on this 29th day of April, 2005.


                                     VAN KAMPEN SERIES FUND, INC




                                     By: /s/ Stefanie Chang Yu
                                        ---------------------------
                                           Stefanie Chang Yu
                                           Vice President



Attest: /s/ Mary Mullin
       ----------------------------
           Mary Mullin
           Assistant Secretary




The undersigned, Vice President of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                     By: /s/ Stefanie Chang Yu
                                        ---------------------------
                                           Stefanie Chang Yu
                                           Vice President